EXHIBIT 4.1



                     SEE RESTRICTIVE LEGEND ON REVERSE SIDE

                         NUTRICEUTICALS.COM CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                 48,000,000 AUTHORIZED SHARRES $.001 PAR VALUE

NUMBER                                                                  SHARES
------                                                                 ---------
 1726                                                                  -200,000-

THIS CERTIFIES THAT  MIHIR K TANEJA                            CUSIP 67066l 10 3
                                                        ------------------------
IS THE OWNER OF  ***TWO HUNDRED THOUSAND***                   SEE REVERSE
                                                        FOR CERTAIN DEFINITIONS

                                                                 *200,000*******
              FULLY PAID AND NON-ASSESSABLE SHARES OF            **200,000******
                 $.001 PAR VALUE COMMON STOCK OF                 ***200,000*****
                                                                 ****200,000****
                                                                 *****200,000***

                         NUTRICEUTICALS.COM CORPORATION

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:  04/29/1999

/s/ [ILLEGIBLE]                    [SEAL]                 /s/ STEPHEN M. WATTER
-----------------------                                  -----------------------
   SECRETARY                                                    PRESIDENT

COUNTERSIGNED AND REGISTERED
  AMERICAN SECURITIES TRANSFER & TRUST, INC.
              P.O Box 1596
        Denver, Colorado 80201